Intangible Assets	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets
20. INTANGIBLE ASSETS
a) Goodwill

			Group
	Cost	Accumulated impairment	Carrying amount
	£m	£m	£m
At 31 December 2021 and 1 January 2022	1,285	(82)	1,203
Movement in the period	—	(4)	(4)
At 31 December 2022	1,285	(86)	1,199

Impairment of goodwill
In 2022 and 2021, no significant impairment of goodwill was recognised. Goodwill is tested for impairment annually at 31 December, with a review for impairment indicators at 30 June. Goodwill is tested for impairment if reviews identify an impairment indicator or when events or changes in circumstances dictate.
The annual review identified that the risks of Covid-19 have reduced significantly; however rising inflation, exacerbated by the conflict in Ukraine, places increasing uncertainty on the UK economic trajectory, and its potential impact on the carrying value of goodwill as impairment indicators for all cash-generating units (CGUs). As a result, management updated the impairment test at 31 December 2022 for all CGUs.
Basis of the recoverable amount
The recoverable amount of all CGUs was determined based on its value in use (VIU) methodology at each testing date. For each CGU, the VIU is calculated by discounting management’s cash flow projections for the CGU. The cash flow projections also take account of increased internal capital allocations needed to achieve internal and regulatory capital targets including the leverage ratio. The key assumptions used in the VIU calculation for each CGU are set out below. The Retail Banking segment consists of the Private Banking CGU and the rest of Retail Banking, known as the Personal Financial Services CGU.
Carrying amount of Goodwill by CGU and key assumptions in the VIU calculation

	Goodwill		Discount rate		Growth rate beyond initial cash flow projections
	2022	2021	2022	2021	2022	2021
CGU	£m	£m	%	%	%	%
Personal Financial Services	1,169	1,169	16.6	13.6	1.6	1.6
Private Banking	30	30	15.3	16.3	1.6	1.6
Other	—	4		13.6		1.6
	1,199	1,203

The CGUs do not carry on their balance sheets any other intangible assets with indefinite useful lives.
Management’s judgement in estimating the cash flows of a CGU
The cash flow projections for the purpose of impairment testing for each CGU are derived from the latest 3-year plan presented to the Board. The Board challenges and endorses management’s planning assumptions in light of internal capital allocations needed to support Santander UK’s strategy, current market conditions and the macroeconomic outlook. For the goodwill impairment tests conducted at 31 December 2022, the determination of the carrying amount of the Personal Financial Services CGU was based on an allocation of regulatory capital and management’s cash flow projections until the end of 2025. The assumptions included in the cash flow projections reflect an allocation to the cost of capital to support future growth, as well as the expected impact of recent events in the UK economic environment on the financial outlook within which the CGUs operate. The cash flow projections are supported by Santander UK’s base case economic scenario. For more on the base case economic scenario, including our forecasting approach and the assumptions in place at 31 December 2022, see the Credit risk – Santander UK group level section of the Risk review. The cash flow projections take into account the likely impact of recent changes to the BoE Bank Rate, inflation and also consider the impact of future climate change.
Cash flow projections for the purpose of impairment testing do not take account of any adverse outcomes arising from contingent liabilities (see Note 31), whose existence will be confirmed by uncertain future events or where any obligation is not probable or otherwise cannot be measured reliably, nor do they take account of the benefits arising from Santander UK’s transformation plans that had not yet been implemented or committed at 31 December 2022.
Discount rate
The rate used to discount the cash flows is based on the cost of equity assigned to each CGU, which is derived using a capital asset pricing model (CAPM) and calculated on a post-tax basis. The CAPM depends on a number of inputs reflecting financial and economic variables, including the risk-free rate and a premium to reflect the inherent risk of the business being evaluated. These variables are based on the market’s assessment of the economic variables and management’s judgement. The inputs to the CAPM are observable on a post-tax basis. In determining the discount rate, management have identified the cost of equity associated with market participants that closely resemble our CGUs and adjusted them for tax to arrive at the pre-tax equivalent rate. The Private Banking CGU has a different discount rate compared to the Personal Financial Services CGU because different market participants closely resemble each CGU.
Growth rate beyond initial cash flow projections
The growth rate for periods beyond the initial cash flow projections is used to extrapolate the cash flows in perpetuity because of the long-term perspective of CGUs. In line with the accounting requirements, management uses the UK Government’s official estimate of UK long-term average GDP growth rate, as this is lower than management's estimate of the long-term average growth rate of the business. The estimated UK long-term average GDP growth rate has regard to the long-term impact of inherent uncertainties, such as Brexit, climate change and higher living costs, driven by high inflation and rising interest rates.
Goodwill arising on the acquisition of Personal Financial Services and Private Banking
The VIU of each CGU remains higher than the carrying value of the related goodwill. The VIU review at 31 December 2022 did not indicate the need for an impairment in the Company’s goodwill balances. Management considered the level of headroom and the uncertainty relating to the respective estimates of the VIU for those CGUs but determined that there was a sufficient basis to conclude that no impairment was required.
Sensitivities of key assumptions in calculating the value in use
At 31 December 2022 and 31 December 2021, the VIU of the Personal Financial Services CGU was sensitive to reasonably possible changes in the key assumptions supporting the recoverable amount.
The table below presents a summary of the key assumptions underlying the most sensitive inputs to the model for the Personal Financial Services CGU, the key risks associated with each and details of a reasonably possible change in assumptions, such as a decrease in mortgage new business. The sensitivity analysis presented below has been prepared on the basis that a change in each key assumption would not have a consequential impact on other assumptions used in the impairment review. However, due to the interrelationships between some of the assumptions, a change in one of the assumptions might impact one or more of the other assumptions and could result in a larger or smaller overall impact.
The VIU calculation is not sensitive overall to the UK long-term average GDP growth rate assumption given the amount of headroom as the increased profit after tax generated by growth of the business is mostly offset by the need to retain more profit to meet increased regulatory capital requirements driven by the growth in assets. No reasonably possible change in the growth rate assumption would have resulted in an impairment.
Reasonably possible changes in key assumptions

CGU	Input	Key assumptions	Associated risks	Reasonably possible change
Personal Financial Services	Cash flow projections	–BoE Bank Rate –UK house price growth –UK mortgage loan market growth –UK unemployment rate –Position in the market –Regulatory capital levels.	–Uncertain market outlook –Higher interest rate environment impact on customer affordability –Customer remediation and regulatory action outcomes –Uncertain regulatory capital requirements.	–Cash flow projections decrease by 5% (2021: 5%).
	Discount rate	–Discount rate used is a reasonable estimate of a suitable market rate for the profile of the business.	–Market rates of interest rise.	–Discount rate increases by 100 basis points (2021: 100 basis points).
At 31 December 2022 and 31 December 2021, a reasonably possible change in the key assumptions in relation to the VIU calculation for the goodwill balance in the Personal Financial Services CGU would have resulted in a reduction in headroom as follows.

		Reduction in headroom
		2022	2021
CGU	Reasonably possible change	£m	£m
Personal Financial Services	Cash flow projections decrease by 5% (2021: 5%)	(538)	(455)
	Discount rate increases by 100 basis points (2021: 100 basis points)	(887)	(943)
Sensitivity of Value in use changes to current assumptions to achieve nil headroom
Although there was no impairment of goodwill relating to the Personal Financial Services CGU or the Private Banking CGU at 31 December 2022, the test for the Personal Financial Services CGU remains sensitive to some of the assumptions used, as described above. In addition, the changes in assumptions detailed below for the discount rate and cash flow projections would eliminate the current headroom. As a result, there is a risk of impairment in the future should business performance or economic factors diverge from forecasts.
In 2022, there was an increase in headroom arising from an increase in profitability and cash flows forecast as interest rates have risen, alongside a reduction in the required leverage capital requirement, which was partially offset by an increase in the discount rate.
The sensitivity analysis presented below has been prepared on the basis that a change in each key assumption would not have a consequential impact on other assumptions used in the impairment review. However, due to the interrelationships between some of the assumptions, a change in one of the assumptions might impact one or more of the other assumptions and could result in a larger or smaller overall impact.

2022	Carrying value	Value in use	Headroom	Increase in discount rate	Decrease in cash flows
CGU	£m	£m	£m	bps	%
Personal Financial Services	8,860	10,752	1,892	239	18

2021
Personal Financial Services	8,433	9,100	667	68	7
b) Other intangibles

			Group
	Cost	Accumulated amortisation / impairment	Carrying amount
	£m	£m	£m
At 1 January 2022	1,346	(1,004)	342
Additions	112	—	112
Disposals	(186)	186	—
Charge	—	(100)	(100)
Impairment	—	(3)	(3)
At 31 December 2022	1,272	(921)	351

At 1 January 2021	1,317	(871)	446
Additions	83	—	83
Disposals	(54)	53	(1)
Charge	—	(159)	(159)
Impairment	—	(27)	(27)
At 31 December 2021	1,346	(1,004)	342

Other intangibles which consist of computer software, include computer software under development of £149m (2021: £83m), of which £33m is internally generated (2021: £31m).
The impairment charge of £3m (2021: £27m) relates to computer software no longer expected to yield future economic benefits as it has become obsolete.